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                                                                  Exhibit 10.10


                              INDEMNITY AGREEMENT


    THIS INDEMNITY AGREEMENT is made and entered into as of the __ day of _________, 1997 by and between THE CHILDREN'S PLACE RETAIL STORES, INC., a corporation organized and existing under the laws of the State of Delaware, with offices at One Dodge Drive, West Caldwell, New Jersey 07006 (hereinafter the "Company"), and _________________ (hereinafter the "Director"),


                              W I T N E S S E T H:

    WHEREAS, the Company desires to have the Director serve as a director of the Company; and

    WHEREAS, the Director is willing to serve as a director of the Company upon the execution and delivery by the Company of this Indemnity Agreement.

    NOW, THEREFORE, in consideration of the foregoing premises and of the mutual promises herein contained, the parties hereby agree as follows:

    1. Acceptance. The Director hereby accepts the appointment as a director of the Company, and so long as he continues to be a director of the Company the Director shall, within the limits imposed by the law and ethics, exercise all functions required by the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, while observing to the best of his ability the interests of the Company.

    2. Indemnification. To the fullest extent permitted by law, the Company does hereby covenant and agree to indemnify the Director and to hold the Director harmless from and against any and all claims, threats, suits (whether instituted by the Company or any other person or entity), damages, penalties, liabilities, costs and expenses (including, without limitation, legal fees, costs and disbursements) incurred, suffered or expended by or threatened against the Director with respect to any action or inaction taken in the course of the Director's duties as a director of the Company.

    3. Reimbursement. The Company agrees to reimburse the Director immediately to the fullest extent permitted by law for any legal or other expenses reasonably incurred by either in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to any lawsuits, investigations, claims or other proceedings arising in any manner out of or in connection with the Director acting as a director of the Company (including, without limitation, in connection with the enforcement of this Agreement and the indemnification obligations set forth herein).

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    4.   Reservation of Right.  The indemnification provided by this agreement shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, agreement, vote of stockholders or disinterested directors or otherwise, and shall continue after the Director has ceased to be a director.

    5. Amendment. The terms of this agreement may be enlarged, modified or altered only by an instrument in writing by all of the parties hereto.

    6. Waiver, Etc. Any waiver on the part of any party hereto of any right or interest under this agreement shall not constitute the waiver of any right or interest or any subsequent waiver of such right or interest. The failure of any party at any time to require performance of any provision of this agreement shall not affect the right of such party to require full performance thereof at any time thereafter. Any waiver by any party of a breach of any provision of this agreement shall not constitute a waiver of any subsequent breach thereof and shall not nullify the effectiveness of such provision. The failure by any party to give notice of a breach of any provision of this agreement shall not constitute a waiver of such breach.

    7. Binding Effect. Each reference herein to any party shall be deemed to include its or his successors and assigns, legal representatives, executors or administrators.

    8. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

    9. Severability. The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement, and this agreement shall continue in full force and effect except for any such invalid or unenforceable provision.

    10. Captions. The captions throughout this agreement are for convenience only and are not intended to limit or be used in the interpretation of the provisions of this agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this agreement on the date hereinabove mentioned.

ATTEST:                           THE  CHILDREN'S PLACE, INC.



                                  By:
------------------------------       -------------------------
Steven Balasiano                        Ezra Dabah
Vice President, Secretary               Chairman
 and General Counsel

ATTEST:                           [Director]


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